UNLIMITED GUARANTY

THIS UNLIMITED GUARANTY ("Guaranty") is made as of March 20, 2013 ("Effective Date"), by Guarantor (as hereinafter defined) for the benefit of Lender (as hereinafter defined).

1. Definitions. As used in this Guaranty, the following terms have the meanings indicated below:

"Affiliate" means, as to any Person, any other Person (a) that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, such Person, (b) that directly or indirectly beneficially owns or holds ten percent (10%) or more of any class of voting ownership interests or stock of such Person, or (c) that controls ten percent (10%) or more of the voting ownership interests or stock of which is directly or indirectly beneficially owned or held by the Person in question. As used herein, the term "control" means the possession, directly or indirectly, of the power to direct or cause direction of the management and policies of a Person, whether through the ownership of voting securities, by control, or otherwise; *provided, however*, in no event shall Lender be deemed an Affiliate of Borrower.

"Lender" means HOPEWELL INVESTMENT PARTNERS LLC, a Texas limited liability company, and its successors and assigns, whose address for notice purposes is the following:

Hopewell Investment Partners LLC
333 Texas Avenue, Suite 825
Shreveport, Louisiana 71101
Attn: William M. Comegys III

"Borrower" means REGIONAL ENTERPRISES, INC., a Virginia corporation, and its successors and assigns.

"Business Day" means a day other than a Saturday, Sunday or a day on which commercial banks in Dallas, Texas, are authorized to be closed. Unless otherwise provided, the term "days" means calendar days.

"Debtor Relief Laws" means Title 11 of the United States Code, as now or hereafter in effect, or any other applicable law, domestic or foreign, as now or hereafter in effect, relating to bankruptcy, insolvency, liquidation, receivership, reorganization, arrangement or composition, extension or adjustment of debts, or similar laws affecting the rights of creditors.

"GAAP" means generally accepted accounting principles, applied on a consistent basis, set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board which are applicable under the circumstances and in effect as of the date in question; *provided, however*, that the phrase "applied on a consistent basis" means that the accounting principles applied in the current period be comparable in all material respects to those applied in preceding periods, except to the extent that a deviation therefrom is expressly permitted by this Guaranty.

"Guaranteed Indebtedness" means (a) all indebtedness, obligations and liabilities of Borrower to Lender of any kind or character, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, and regardless of whether such indebtedness, obligations and liabilities may, prior to their acquisitions by Lender, be or have been payable to or in favor of a third party and subsequently acquired by Lender (it being contemplated that Lender may make such acquisitions from third parties), including, without limitation,

all indebtedness, obligations and liabilities of Borrower to Lender now existing or hereafter arising by note, draft, acceptance, guaranty, endorsement, lease, letter of credit, assignment, purchase, overdraft, discount, indemnity agreement or otherwise, (b) all accrued but unpaid interest on any of the indebtedness described in (a) above, and including any and all pre-and post-maturity interest thereon, including, without limitation, post-petition interest and expenses (including attorneys' fees), if Borrower is the debtor in a bankruptcy proceeding under the Debtor Relief Laws, whether or not allowed under any Debtor Relief Law, (c) all obligations of Borrower and other Persons to Lender under any documents evidencing, securing, governing and/or pertaining to all or any part of the indebtedness described in (a) and (b) above (collectively, the "Term Loan Documents," which shall include this Guaranty), (d) all costs and expenses incurred by Lender in connection with the collection and administration of all or any part of the indebtedness, obligations, and liabilities described in (a), (b) and (c) above or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, including, without limitation, all reasonable attorneys' fees, and (e) all renewals, extensions, modifications and rearrangements of the indebtedness, obligations, and liabilities described in (a), (b), (c) and (d) above. Without limiting the generality of the foregoing, the Guaranteed Indebtedness shall include the Indebtedness (as defined in the Loan Agreement) and the Obligations (as defined in the Loan Agreement).

"Guarantor" (whether one or more) means CENTRAL ENERGY PARTNERS LP, a Delaware limited partnership, and its successors and assigns, each of whose address for notice purposes is the following:

8150 N. Central Expressway, Suite 1525
Dallas, Texas 75206

"Loan Agreement" means the Term Loan and Security Agreement, dated of even date herewith, between Borrower and Lender, as the same may, from time to time, be amended, restated, supplemented or replaced.

"Person" means any individual, corporation, partnership, joint venture, limited liability company or partnership (general or limited), association, trust, unincorporated association, joint stock company, government, municipality, political subdivision or agency, or other entity.

Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.

2. Payment. Guarantor represents, warrants and agrees that the extension of credit to Borrower is a substantial and direct or indirect benefit to Guarantor. As an inducement to Lender to extend or continue to extend credit and other financial accommodations to Borrower, Guarantor, for value received, jointly and severally, does hereby unconditionally and absolutely guarantee the prompt and full payment and performance of the Guaranteed Indebtedness when due or declared to be due and at all times thereafter. Guarantor shall promptly pay the amount due thereon to Lender upon written notice or demand in lawful money of the United States of America.

3. Character of Obligations. This is an absolute, continuing and unconditional guaranty of payment and not of collection and if at any time or from time to time there is no outstanding Guaranteed Indebtedness, the obligations of Guarantor with respect to any and all Guaranteed Indebtedness incurred thereafter shall not be affected. All Guaranteed Indebtedness heretofore, concurrently herewith or hereafter made by Lender to Borrower shall be conclusively presumed to have been made or acquired in acceptance hereof. Guarantor shall be liable, jointly and severally, with Borrower and any other guarantor of all or any part of the Guaranteed Indebtedness.

4. No Right of Revocation. Guarantor understands and agrees that Guarantor may not revoke its future obligations under this Guaranty at any time as long as any Guaranteed Indebtedness is outstanding or as long as Lender is under any obligation to extend credit, in any form, to Borrower. If Guarantor is an individual and dies, Guarantor's obligations under this Guaranty shall be binding on Guarantor's estate.

5. Representations and Warranties. Guarantor hereby represents and warrants the following to Lender:

(a) This Guaranty may reasonably be expected to benefit, directly or indirectly, Guarantor, and (i) if Guarantor is a corporation or limited liability company, the Board of Directors or other governing body of Guarantor has determined that this Guaranty may reasonably be expected to benefit, directly or indirectly, Guarantor, or (ii) if Guarantor is a partnership, the requisite number of its partners have determined that this Guaranty may reasonably be expected to benefit, directly or indirectly, Guarantor, and (iii) the value of the consideration received and to be received by Guarantor is reasonably worth at least as much as the liability and obligation of Guarantor hereunder, and such liability and obligation may reasonably be expected to benefit Guarantor directly or indirectly; and

(b) Guarantor has adequate means to obtain from Borrower on a continuing basis information concerning the financial condition of Borrower and Guarantor is not relying on Lender to provide such information to Guarantor either now or in the future; and

(c) Guarantor has the power and authority to execute, deliver and perform this Guaranty and any other agreements executed by Guarantor contemporaneously herewith, and the execution, delivery and performance of this Guaranty and any other agreements executed by Guarantor contemporaneously herewith do not and will not violate (i) any agreement or instrument to which Guarantor is a party, (ii) any law, rule, regulation or order of any governmental authority to which Guarantor is subject, or (iii) its organizational documents, as applicable; and

(d) Neither Lender nor any other party has made any representation or warranty to Guarantor in order to induce Guarantor to execute this Guaranty; and

(e) The financial statements and other financial information regarding Guarantor heretofore and hereafter delivered to Lender are and shall be true and correct in all material respects and fairly present the financial position of Guarantor as of the dates thereof, and no material adverse change has occurred in the financial condition of Guarantor reflected in the financial statements and other financial information regarding Guarantor heretofore delivered to Lender since the date of the last statement thereof; and

(f) As of the date hereof, and after giving effect to this Guaranty and the obligations evidenced hereby, (i) Guarantor is and will be solvent, (ii) the fair saleable value of Guarantor's assets exceeds and will continue to exceed its liabilities (both fixed and contingent), (iii) Guarantor is and will continue to be able to pay its debts as they mature, and (iv) if Guarantor is not an individual, Guarantor has and will continue to have sufficient capital to carry on its business and all businesses in which it is about to engage.

6. Covenants. Guarantor hereby covenants and agrees with Lender as follows:

(a) Guarantor shall not, so long as its obligations under this Guaranty continue, transfer or pledge any material portion of its assets for less than full and adequate consideration.

(b) Guarantor shall provide to Lender the following: (i) if an applicable Guarantor is not a natural person, within ninety (90) days after the last day of each fiscal year of such Guarantor, beginning with the fiscal year that ends December 31, 2013, internally prepared financial statements showing the financial position and results of operations of such Guarantor as of, and for such Guarantor's most recent fiscal year, together with the certificate of an authorized officer of such Guarantor that all of such financial statements present fairly the financial position of such Guarantor as of the last day of such fiscal year in conformity with GAAP, or other method of accounting acceptable to Lender. Each such financial statement shall contain at least a balance sheet of such Guarantor as of the end of such fiscal year and related statements of income, cash flow, and retained earnings; and (ii) if an applicable Guarantor is a natural person, within ninety (90) days after the last day of each calendar year, beginning with the calendar year that ends on December 31, 2012, financial statements showing the financial position of such Guarantor as of the most recent calendar year, together with Guarantor's signed statement that all of such financial statements present fairly the financial position of Guarantor as of the last day of such calendar year. Each such financial statement shall contain at least a balance sheet of Guarantor as of the end of such calendar year and related statements of cash flow and contingent liabilities. In addition, each Guarantor shall provide to Lender a true, correct, and complete copy of the federal income tax return for such Guarantor and a true and correct copy of each amended tax return within thirty (30) days after the filing of each such tax return.

(c) Guarantor shall promptly furnish to Lender such additional information concerning Guarantor as Lender may reasonably request.

(d) Guarantor shall comply with all terms and provisions of the Term Loan Documents that apply to Guarantor.

(e) Guarantor shall promptly inform Lender of (i) any litigation or governmental investigation against Guarantor or affecting any security for all or any part of the Guaranteed Indebtedness or this Guaranty which, if determined adversely, might reasonably be expected to have a material adverse effect upon the financial condition of Guarantor or upon such security or might reasonably be expected to cause a default under any of the Term Loan Documents, (ii) any claim or controversy which might reasonably be expected to become the subject of such litigation or governmental investigation, and (iii) any material adverse change in the financial condition of Guarantor.

7. Consent and Waiver.

(a) Guarantor waives (i) promptness, diligence and notice of acceptance of this Guaranty and notice of the incurring of any obligation, indebtedness or liability to which this Guaranty applies or may apply and, except as expressly required by this Guaranty or the other Term Loan Documents, waives presentment for payment, notice of nonpayment, protest, demand, notice of protest, notice of intent to accelerate, notice of acceleration, notice of dishonor, diligence in enforcement and indulgences of every kind, and (ii) the taking of any other action by Lender, including, without limitation, giving any notice of default or any other notice to, or making any demand on, Borrower, any other guarantor of all or any part of the Guaranteed Indebtedness or any other party.

(b) Guarantor waives any rights Guarantor has or may hereafter acquire under, or any requirements imposed by, (i) Chapter 43 of the Texas Civil Practice and Remedies Code, as amended (except rights under Section 43.04), (ii) Section 17.001 of the Texas Civil Practice and Remedies Code, as amended, and (iii) Rule 31 of the Texas Rules of Civil Procedure, as amended. Guarantor further expressly waives and relinquishes any right or remedy which it may have or be able to assert by reason of the provisions of Sections 51.003-51.005 of the Texas Property Code.

(c) Lender may at any time, without the consent of or notice to Guarantor, without incurring liability to Guarantor and without impairing, releasing, reducing or affecting the obligations of

Guarantor hereunder: (i) change the manner, place or terms of payment of all or any part of the Guaranteed Indebtedness, or renew, extend, modify, rearrange or alter all or any part of the Guaranteed Indebtedness; (ii) change the interest rate accruing on any of the Guaranteed Indebtedness (including, without limitation, any periodic change in such interest rate that occurs because such Guaranteed Indebtedness accrues interest at a variable rate which may fluctuate from time to time); (iii) sell, exchange, release, surrender, subordinate, realize upon or otherwise deal with in any manner and in any order any collateral for all or any part of the Guaranteed Indebtedness; (iv) neglect, delay, omit, fail or refuse to take or prosecute any action for the collection of all or any part of the Guaranteed Indebtedness or this Guaranty or to take or prosecute any action in connection with any of the Term Loan Documents; (v) exercise or refrain from exercising any rights against Borrower or others, or otherwise act or refrain from acting; (vi) settle or compromise all or any part of the Guaranteed Indebtedness and subordinate the payment of all or any part of the Guaranteed Indebtedness to the payment of any obligations, indebtedness or liabilities which may be due or become due to Lender or others; (vii) apply any deposit balance, fund, payment, collections through process of law or otherwise or other collateral of Borrower to the satisfaction and liquidation of the indebtedness or obligations of Borrower to Lender, if any, not guaranteed under this Guaranty; and (viii) apply any sums paid to Lender by Guarantor, Borrower or others to the Guaranteed Indebtedness in such order and manner as Lender, in its sole discretion, may determine.

(d) Should Lender seek to enforce the obligations of Guarantor hereunder by action in any court or otherwise, Guarantor waives any requirement, substantive or procedural, that (i) Lender first enforce any rights or remedies against Borrower or any other person or entity liable to Lender for all or any part of the Guaranteed Indebtedness, including, without limitation, that a judgment first be rendered against Borrower or any other person or entity, or that Borrower or any other person or entity should be joined in such cause, or (ii) Lender shall first enforce rights against any collateral which shall ever have been given to secure all or any part of the Guaranteed Indebtedness or this Guaranty. Such waiver shall be without prejudice to Lender's right, at its option, to proceed against Borrower or any other person or entity, whether by separate action or by joinder.

(e) **IN ADDITION TO ANY OTHER WAIVERS, AGREEMENTS AND COVENANTS OF GUARANTOR SET FORTH HEREIN, GUARANTOR HEREBY FURTHER WAIVES AND RELEASES ALL CLAIMS, CAUSES OF ACTION, DEFENSES AND OFFSETS FOR ANY ACT OR OMISSION OF LENDER, ITS DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES OR AGENTS IN CONNECTION WITH LENDER'S ADMINISTRATION OF THE GUARANTEED INDEBTEDNESS, EXCEPT FOR LENDER'S WILLFUL MISCONDUCT AND GROSS NEGLIGENCE.**

8. Obligations Not Impaired.

(a) Guarantor agrees that its obligations under this Guaranty shall not be released, diminished, impaired, reduced or affected by the occurrence of any one or more of the following events: (i) the death, disability or lack of corporate power of Borrower, Guarantor or any other guarantor of all or any part of the Guaranteed Indebtedness, (ii) any receivership, insolvency, bankruptcy, disability or other proceedings affecting Borrower, Guarantor or any other guarantor of all or any part of the Guaranteed Indebtedness, or any of their respective property; (iii) the partial or total release or discharge of Borrower or any other guarantor of all or any part of the Guaranteed Indebtedness, or any other Person from the performance of any obligation contained in any instrument or agreement evidencing, governing or securing all or any part of the Guaranteed Indebtedness, whether occurring by reason of law or otherwise; (iv) the taking or accepting of any collateral for all or any part of the Guaranteed Indebtedness or this Guaranty; (v) the taking or accepting of any other guaranty for all or any part of the Guaranteed Indebtedness; (vi) any failure by Lender to acquire, perfect or continue any lien or security interest on collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty; (vii) the impairment of any collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty; (viii) any failure

by Lender to sell any collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty in a commercially reasonable manner or as otherwise required by law; (ix) any invalidity or unenforceability of or defect or deficiency in any of the Term Loan Documents; or (x) any other circumstance which might otherwise constitute a defense available to, or discharge of, Borrower, Guarantor or any other guarantor of all or any part of the Guaranteed Indebtedness. Guarantor further hereby covenants and agrees that Guarantor shall be and remain liable for the full payment and performance of the Guaranteed Indebtedness notwithstanding any rescission or unwinding of any transaction by Borrower to acquire rights and/or collateral, some or all of which is to secure repayment or performance of indebtedness or obligations owed by Borrower under Term Loan Documents, and that upon any such rescission or unwinding, Lender shall be entitled to declare all Guaranteed Indebtedness immediately due and payable by Guarantor and Guarantor shall make payment in full of the Guaranteed Indebtedness to Lender immediately after written demand.

(b) This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of all or any part of the Guaranteed Indebtedness is rescinded or must otherwise be returned by Lender upon the insolvency, bankruptcy or reorganization of Borrower, Guarantor, any other guarantor of all or any part of the Guaranteed Indebtedness, or otherwise, all as though such payment had not been made.

(c) None of the following shall affect Guarantor's liability hereunder: (i) the unenforceability of all or any part of the Guaranteed Indebtedness against Borrower by reason of the fact that the Guaranteed Indebtedness exceeds the amount permitted by law; (ii) the act of creating all or any part of the Guaranteed Indebtedness is *ultra vires*; or (iii) the officers or partners creating all or any part of the Guaranteed Indebtedness acted in excess of their authority. Guarantor hereby acknowledges that withdrawal from, or termination of, any ownership interest in Borrower now or hereafter owned or held by Guarantor shall not alter, affect or in any way limit the obligations of Guarantor hereunder.

9. Insolvency. Should Guarantor become insolvent, or fail to pay Guarantor's debts generally as they become due, or voluntarily seek, consent to, or acquiesce in the benefit or benefits of any Debtor Relief Law, or become a party to (or be made the subject of) any proceeding provided for by any Debtor Relief Law (other than as a creditor or claimant) that could reasonably be expected to suspend or otherwise adversely affect the rights and remedies of Lender granted hereunder, then, in any such event, the Guaranteed Indebtedness shall be, as between Guarantor and Lender, a fully matured, due, and payable obligation of Guarantor to Lender (without regard to whether Borrower is then in default under the Term Loan Documents or whether the Guaranteed Indebtedness, or any part thereof is then due and owing by Borrower to Lender), payable in full by Guarantor to Lender upon demand, which shall be the estimated amount owing in respect of the contingent claim created hereunder.

10. Subrogation. Until the Guaranteed Indebtedness has been paid, in full, Guarantor hereby covenants and agrees that it shall not assert, enforce, or otherwise exercise (a) any right of subrogation to any of the rights or liens of Lender against Borrower or any other guarantor of the Guaranteed Indebtedness or any collateral or other security, or (b) unless such rights are expressly made subordinate to the Guaranteed Indebtedness (in form and upon terms acceptable to Lender) and the rights of Lender under this Guaranty and the Term Loan Documents, any right of recourse, reimbursement, contribution, indemnification, or similar right against Borrower or any other guarantor of all or any part of the Guaranteed Indebtedness.

11. Subordinate Debt. All principal of and interest on all indebtedness, liabilities, and obligations of Borrower to Guarantor (the "Subordinated Debt") now or hereafter existing, due or to become due to Guarantor, or held or to be held by Guarantor, whether created directly or acquired by assignment or otherwise, and whether evidenced by written instrument or not, shall be expressly subordinated to the Guaranteed Indebtedness. Until such time as the Guaranteed Indebtedness is paid and performed in full and all commitments to lend under the Term Loan Documents have terminated,

Guarantor agrees not to receive or accept any payment from Borrower with respect to the Subordinated Debt at anytime an Event of Default or Default under the Term Loan Documents has occurred and is continuing; and, in the event Guarantor receives any payment on the Subordinated Debt in violation of the foregoing, Guarantor will hold any such payment in trust for Lender and forthwith turn it over to Lender in the form received, to be applied to the Guaranteed Indebtedness. If Guarantor has executed a separate subordination agreement ("Subordination Agreement") applicable to the Subordinated Debt, the Subordination Agreement shall control over any inconsistent provision in this Section 11.

12. No Fraudulent Transfer. It is the intention of Guarantor and Lender that the amount of the Guaranteed Indebtedness guaranteed by Guarantor by this Guaranty shall be in, but not in excess of, the maximum amount permitted by fraudulent conveyance, fraudulent transfer, or similar laws applicable to Guarantor. Accordingly, notwithstanding anything to the contrary contained in this Guaranty or any other agreement or instrument executed in connection with the payment of any of the Guaranteed Indebtedness, the amount of the Guaranteed Indebtedness guaranteed by Guarantor by this Guaranty shall be limited to that amount which after giving effect thereto would not (a) render Guarantor insolvent, (b) result in the fair saleable value of the assets of Guarantor being less than the amount required to pay its debts and other liabilities (including contingent liabilities) as they mature, or (c) leave Guarantor with unreasonably small capital to carry out its business as now conducted and as proposed to be conducted, including its capital needs, as such concepts described in clauses (a), (b) and (c) of this Section 12 are determined under applicable law, if the obligations of Guarantor hereunder would otherwise be set aside, terminated, annulled or avoided for such reason by a court of competent jurisdiction in a proceeding actually pending before such court. For purposes of this Guaranty, the term "applicable law" means as to Guarantor each statute, law, ordinance, regulation, order, judgment, injunction or decree of the United States or any state or commonwealth, any municipality, any foreign country, or any territory, possession or tribunal applicable to Guarantor.

13. Actions against Guarantor. In the event of a default in the payment or performance of all or any part of the Guaranteed Indebtedness, or if an Event of Default occurs under any Term Loan Document, when all or any portion of the Guaranteed Indebtedness becomes due, whether by its terms, by acceleration or otherwise, Guarantor shall, upon written demand, promptly pay the amount due thereon to Lender, in lawful money of the United States, at Lender's address set forth above. One or more successive or concurrent actions may be brought against Guarantor, either in the same action in which Borrower is sued or in separate actions, as often as Lender deems advisable. The exercise by Lender of any right or remedy under this Guaranty or under any other agreement or instrument, at law, in equity otherwise, shall not preclude concurrent or subsequent exercise of any other right or remedy. The books and records of Lender shall be admissible in evidence in any action or proceeding involving this Guaranty and shall be prima facie evidence of the payments made on, and the outstanding balance of, the Guaranteed Indebtedness.

14. Notice of Sale. Except as otherwise required by law, in the event that Guarantor is entitled to receive any notice under the Uniform Commercial Code, as it exists in the state governing any such notice, of the sale or other disposition of any collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty, reasonable notice shall be deemed given when such notice is deposited in the United States mail, postage prepaid, at the address for Guarantor set forth above, seven (7) days prior to the date any public sale, or after which any private sale, of any such collateral is to be held; *provided, however*, that notice given in any other reasonable manner or at any other reasonable time shall be sufficient.

15. Waiver by Lender. No delay on the part of Lender in exercising any right hereunder or failure to exercise the same shall operate as a waiver of such right. In no event shall any waiver of the provisions of this Guaranty be effective unless the same be in writing and signed by an officer of Lender, and then only in the specific instance and for the purpose given.

16. Successors and Assigns. This Guaranty is for the benefit of Lender and its successors and assigns. This Guaranty is binding upon Guarantor and Guarantor's successors and assigns, including, without limitation, any person or entity obligated by operation of law upon the reorganization, merger, consolidation or other change in the organizational structure of Guarantor.

17. Costs and Expenses. Guarantor shall pay on demand by Lender all costs and expenses, including, without limitation, all reasonable attorneys' fees, incurred by Lender in connection with the enforcement and/or collection of this Guaranty. This covenant shall survive the payment of the Guaranteed Indebtedness.

18. Severability. If any provision of this Guaranty is held by a court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Guaranty and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.

19. No Obligation. Nothing contained herein shall be construed as an obligation on the part of Lender to extend or continue to extend credit to Borrower.

20. Amendment. No modification or amendment of any provision of this Guaranty, nor consent to any departure by Guarantor therefrom, shall be effective unless the same shall be in writing and signed by an officer of Lender, and then shall be effective only in the specific instance and for the purpose for which given.

21. Cumulative Rights. All rights and remedies of Lender hereunder are cumulative of each other and of every other right or remedy which Lender may otherwise have at law or in equity or under any instrument or agreement, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies.

22. Compliance with Applicable Usury Laws. Notwithstanding any other provision of this Guaranty or of any instrument or agreement evidencing, governing or securing all or any part of the Guaranteed Indebtedness, Guarantor and Lender by its acceptance hereof agree that Guarantor shall never be required or obligated to pay interest in excess of the maximum nonusurious interest rate as may be authorized by applicable law for the written contracts which constitute the Guaranteed Indebtedness. It is the intention of Guarantor and Lender to conform strictly to the applicable laws which limit interest rates, and any of the aforesaid contracts for interest, if and to the extent payable by Guarantor, shall be held to be subject to reduction to the maximum nonusurious interest rate allowed under said law.

23. Purchase Right. In the event that Lender has accelerated the Term Loan, without prejudice to the enforcement of the remedies of Lender, Guarantor shall have the option to purchase for cash all, but not less than all, of the aggregate amount of outstanding Guaranteed Indebtedness for a purchase price equal to the aggregate amount of all Guaranteed Indebtedness (including, without limitation, all principal, interest, fees [other than any early termination or prepayment fees], reimbursements, indemnities, costs and expenses) without warranty or representation or recourse. The right to exercise the purchase option described in this Section 23 shall be exercisable by Guarantor not more than five (5) Business Days after Lender's acceleration of the Term Loan. Any exercise of such purchase option shall be delivered in writing to Lender (the "Purchase Notice"). If Guarantor exercises such option, its purchase of the Guaranteed Indebtedness shall be consummated pursuant to documentation mutually acceptable to each of Lender and Guarantor, and shall occur not later than ten (10) Business Days after Lender's receipt of the Purchase Notice. If Guarantor fails to close the purchase as provided in this Section 23, Lender shall have no further obligation pursuant to this Section 23 and may take any further actions in its sole discretion in accordance with the Guaranteed Indebtedness and loan documents evidencing and/or securing the Guaranteed Indebtedness.

24. Descriptive Headings. The headings in this Guaranty are for convenience only and shall not define or limit the provisions hereof.

25. Gender. Within this Guaranty, words of any gender shall be held and construed to include the other gender.

26. Entire Agreement. This Guaranty contains the entire agreement between Guarantor and Lender regarding the subject matter hereof and supersedes all prior written and oral agreements and understandings, if any, regarding same; *provided*, *however*, this Guaranty is in addition to and does not replace, cancel, modify or affect any other guaranty of Guarantor now or hereafter held by Lender that relates to Borrower and different indebtedness.

27. Counterparts. This Guaranty may be executed by Guarantor on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Guaranty by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

28. GOVERNING LAW AND VENUE. THIS GUARANTY IS BEING EXECUTED AND DELIVERED, AND IS INTENDED TO BE PERFORMED, IN DALLAS COUNTY, TEXAS AND THE LAWS (EXCLUDING CHOICE OF LAW PROVISIONS) OF SUCH STATE SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF THIS GUARANTY, EXCEPT TO THE EXTENT FEDERAL LAWS OTHERWISE GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF ALL OR ANY PART OF THIS GUARANTY. ALL LEGAL ACTIONS RELATED TO THIS GUARANTY SHALL BE BROUGHT IN THE APPROPRIATE COURT OF LAW LOCATED IN DALLAS COUNTY, TEXAS, TO THE EXCLUSION OF ALL OTHER VENUES.

30. WAIVER OF RIGHT TO TRIAL BY JURY. GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING, OR COUNTERCLAIM THAT RELATES TO OR ARISES OUT OF ANY OF THE TERM LOAN DOCUMENTS OR THE ACTS OR FAILURE TO ACT OF OR BY BORROWER IN THE ENFORCEMENT OF ANY OF THE TERMS OR PROVISIONS OF THIS GUARANTY OR THE OTHER TERM LOAN DOCUMENTS.

31. NO ORAL AGREEMENTS. THIS GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Page Follows]

EXECUTED as of the Effective Date.

GUARANTOR:

CENTRAL ENERGY PARTNERS LP,
a Delaware limited partnership

By: Central Energy GP LLC,
a Delaware limited liability company,
General Partner

By:______________________________
Printed Name:______________________
Title:____________________________

Signed solely for purposes of acknowledging and agreeing to the terms of Section 23 of this Guaranty:

LENDER:

HOPEWELL INVESTMENT PARTNERS LLC

By:______________________________
William M. Comegys III,
Managing Member